Liquidity	12 Months Ended
Dec. 31, 2013
Cash And Cash Equivalents [Abstract]
Liquidity

2. Liquidity

At December 31, 2012 and 2013, the Company had accumulated deficits of approximately $113,188,000 and $122,421,000, respectively. For the years ended December 31, 2012 and 2013, the Company incurred net losses of approximately $12,260,000 and $9,233,000, respectively. In addition, as of December 31, 2013, the Company had notes payable and amounts outstanding under a line of credit due within one year, gross of applicable debt discounts, totaling approximately $8,371,000. The Company borrowed a total of $8,530,000, and $6,226,000 during the years ended December 31, 2012 and 2013, respectively, under note agreements with certain shareholders and a line of credit. While the Company is currently in the commercialization stage of operations, the Company has not yet achieved profitability and anticipates that it will continue to incur net losses in the foreseeable future.

Historically, the Company’s principal sources of cash have included revenues from clinical laboratory testing through contracted partners, proceeds from the issuance of common and preferred stock and proceeds from the issuance of debt. The Company’s principal uses of cash have included cash used in operations, payments relating to purchases of property and equipment and repayments of borrowings. The Company expects that the principal uses of cash in the future will be for hiring of sales and marketing personnel and increased sales and marketing activities, funding of research and development, capital expenditures, and general working capital requirements. The Company expects that, as revenues grow, sales and marketing and research and development expenses will continue to grow, albeit at a slower rate and, as a result, the Company will need to generate significant net revenues to achieve and sustain income from operations.

On February 10, 2014, the Company received net proceeds of approximately $16,673,000 as a result of the closing of its IPO, net of underwriting discounts and additional costs incurred (see Note 18). Management believes that its cash resources should be sufficient to support currently forecasted operations through at least the next twelve months. However, the Company operates in a market that makes its prospects difficult to evaluate, and the likelihood that the Company will need additional debt or equity financing in the future to execute on its current or future business strategies beyond the next twelve months is probable. Management also believes that, if necessary, it can implement plans in the short term to conserve existing cash should additional financing activities be delayed. Capital outlays and operating expenditures may occur over the next twelve months as the Company expands its infrastructure, commercialization, and research and development activities.